UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 10, 2003
                               ------------------
                                 Date of Report
                        (Date of earliest event reported)

                            ACRES GAMING INCORPORATED
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Nevada                     0-22498              88-0206560
   -----------------------------  ---------------------    ------------------
   (State or Other Jurisdiction   (Commission File No.)      (IRS Employer
        of Incorporation)                                  Identification No.)

                 7115 Amigo, Suite 150, Las Vegas, Nevada 89119
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (702) 263-7588
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

      On September 10, 2003, Acres Gaming Incorporated issued a press release related to a delay of a special meeting of the stockholders of Acres called to vote on a merger with a wholly-owned subsidiary of International Gaming Technology, attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            99.1 Acres Gaming Incorporated Press Release issued September 10, 2003.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ACRES GAMING INCORPORATED



Dated: September 10, 2003             By    /s/ Patrick W. Cavanaugh
                                          --------------------------
                                          Patrick W. Cavanaugh

                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
      99.1              Acres Gaming Incorporated Press Release issued September
                        10, 2003.


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